STATEMENT OF INVESTMENTS
BNY Mellon Global Real Return Fund

July 31, 2023 (Unaudited)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 42.0%
Australia - 3.8%
Australia, Sr. Unscd. Bonds, Ser. 144	AUD	3.75	4/21/2037	84,912,000		54,427,542
Australia, Sr. Unscd. Bonds, Ser. 150	AUD	3.00	3/21/2047	48,602,000		25,982,192
					80,409,734
Brazil - 3.2%
Brazil Letras do Tesouro Nacional, Treasury Bills	BRL	10.88	1/1/2026	405,581,000	[b]	67,811,412
Curacao - 2.8%
Merrill Lynch International & Co. CV, Structured Notes, Ser. 3		0.00	1/24/2025	58,934,900	[c]	60,325,764
France - 1.1%
Altice France SA, Sr. Scd. Bonds	EUR	4.13	1/15/2029	4,944,000		3,796,920
Banijay Entertainment SASU, Sr. Scd. Notes		5.38	3/1/2025	500,000	[d]	489,202
BNP Paribas SA, Jr. Sub. Notes		6.63	3/25/2024	3,702,000	[e]	3,609,450
Credit Agricole SA, Jr. Sub. Notes		7.88	1/23/2024	3,411,000	[d,e]	3,404,383
Iliad Holding SASU, Sr. Scd. Notes	EUR	5.63	10/15/2028	5,576,000	[f]	5,834,608
Societe Generale SA, Jr. Sub. Bonds		7.88	12/18/2023	6,190,000	[e]	6,131,729
					23,266,292
Germany - .1%
TK Elevator Midco GmbH, Sr. Scd. Bonds	EUR	4.38	7/15/2027	2,718,000		2,730,473
Hungary - .6%
OTP Bank Nyrt, Sub. Notes		8.75	5/15/2033	11,829,000		11,892,545
Indonesia - .7%
Indonesia, Bonds	IDR	7.00	2/15/2033	63,749,000,000		4,452,876
Indonesia, Bonds, Ser. FR91	IDR	6.38	4/15/2032	156,775,000,000		10,430,424
					14,883,300
Italy - .2%
UniCredit SPA, Jr. Sub. Notes	EUR	7.50	6/3/2026	4,422,000	[e]	4,900,019
Luxembourg - .3%
Summer BC Holdco B Sarl, Sr. Scd. Bonds	EUR	5.75	10/31/2026	6,583,000		6,481,839
Mexico - 4.0%
Mexico, Bonds, Ser. M	MXN	8.00	11/7/2047	1,322,620,000	[f]	71,997,288
Sigma Alimentos SA de CV, Gtd. Notes		4.13	5/2/2026	13,823,000		13,107,707
					85,104,995
Netherlands - .6%
ING Groep NV, Jr. Sub. Bonds		6.75	4/16/2024	9,608,000	[e]	9,313,467

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 42.0% (continued)
Netherlands - .6% (continued)
Ziggo BV, Sr. Scd. Bonds	EUR	2.88	1/15/2030	3,571,000		3,301,300
					12,614,767
Switzerland - .0%
Credit Suisse Group AG, Jr. Sub. Notes		5.25	2/11/2172	9,685,000	[e,g]	0
Credit Suisse Group AG, Jr. Sub. Notes		7.25	3/12/2172	2,650,000	[e,g]	0
United Kingdom - 2.5%
British Telecommunications PLC, Sub. Notes	GBP	8.38	12/20/2083	7,869,000		10,139,278
HSBC Holdings PLC, Jr. Sub. Notes	EUR	4.75	7/4/2029	9,461,000	[e]	8,986,160
HSBC Holdings PLC, Sub. Notes	EUR	6.36	11/16/2032	7,066,000		8,025,640
HSBC Holdings PLC, Sub. Notes	GBP	8.20	11/16/2034	6,164,000		8,274,718
Lloyds Banking Group PLC, Sr. Unscd. Notes	GBP	2.25	10/16/2024	8,469,000		10,395,588
Vmed O2 UK Financing I PLC, Sr. Scd. Bonds	GBP	4.00	1/31/2029	7,588,000		7,970,300
					53,791,684
United States - 22.1%
Ball Corp., Gtd. Notes		2.88	8/15/2030	6,402,000		5,288,368
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unscd. Notes		5.50	5/1/2026	3,125,000	[d]	3,053,762
Sprint Capital Corp., Gtd. Notes		8.75	3/15/2032	4,597,000		5,542,974
Sprint LLC, Gtd. Notes		7.13	6/15/2024	3,786,000		3,825,037
U.S. Treasury Bonds		3.25	5/15/2042	73,160,100		64,016,516
U.S. Treasury Floating Rate Notes, (3 Month U.S. T-BILL -0.08%)		5.28	4/30/2024	106,062,700	[f,h]	106,039,233
U.S. Treasury Floating Rate Notes, (3 Month U.S. T-BILL +0.04%)		5.39	10/31/2023	41,143,700	[h]	41,153,287
U.S. Treasury Floating Rate Notes, (3 Month U.S. T-BILL +0.20%)		5.55	1/31/2025	198,489,700	[h]	198,920,018
U.S. Treasury Notes		2.50	4/30/2024	40,586,100		39,718,745
United Airlines, Inc., Sr. Scd. Notes		4.38	4/15/2026	1,224,000	[d]	1,160,178
					468,718,118
Total Bonds and Notes (cost $909,327,666)				892,930,942
Description				Shares		Value ($)
Common Stocks - 38.1%
Brazil - .6%
B3 SA - Brasil Bolsa Balcao				4,212,406		13,290,848
Canada - 1.3%
Barrick Gold Corp.				1,616,019	[f]	27,940,969
Finland - .4%
Neste OYJ				212,934		7,833,686

Description	Shares	Value ($)
Common Stocks - 38.1% (continued)
France - 1.6%
LVMH Moet Hennessy Louis Vuitton SE	18,997	17,714,436
Sanofi	162,391	17,335,313
		35,049,749
Germany - 1.4%
Bayer AG	296,592	17,329,108
Muenchener Rueckversicherungs-Gesellschaft AG	34,166	12,869,946
		30,199,054
Guernsey - .1%
Amedeo Air Four Plus Ltd.	1,869,830	1,108,637
Hong Kong - 1.8%
AIA Group Ltd.	1,555,600	15,438,516
Link REIT	2,172,920	12,161,710
Prudential PLC	704,760	9,790,712
		37,390,938
India - .7%
HDFC Bank Ltd.	715,297	14,360,077
Indonesia - .7%
Bank Mandiri Persero TBK Pt	36,983,600	14,040,525
Ireland - 1.8%
ICON PLC	54,366	[i] 13,668,156
Ryanair Holdings PLC, ADR	107,318	[f,i] 11,003,315
Trane Technologies PLC	66,244	13,211,703
		37,883,174
Israel - .3%
SolarEdge Technologies, Inc.	25,087	[i] 6,057,507
Japan - .4%
Sony Group Corp.	86,100	8,058,352
Netherlands - 1.6%
ASML Holding NV	29,204	20,942,010
Universal Music Group NV	515,061	13,212,002
		34,154,012
South Korea - .7%
Samsung SDI Co. Ltd.	28,015	14,615,757
Spain - .3%
Amadeus IT Group SA	93,216	6,684,463
Switzerland - 3.1%
Lonza Group AG	23,984	13,894,521
Nestle SA	191,558	23,477,689
Roche Holding AG	93,309	28,954,091
		66,326,301

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description				Shares		Value ($)
Common Stocks - 38.1% (continued)
Taiwan - 1.1%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR				244,193		24,211,736
United Kingdom - 9.6%
3i Group PLC				330,075		8,374,607
Anglo American PLC				349,073		10,724,709
AstraZeneca PLC				136,600		19,609,686
BAE Systems PLC				1,911,744		22,851,309
Burberry Group PLC				279,772		7,981,579
Diageo PLC				420,594		18,338,662
Informa PLC				1,186,289		11,543,019
RELX PLC				738,443		24,787,859
SDCL Energy Efficiency Income Trust PLC				14,547,187		14,412,570
Shell PLC				1,257,615		38,186,299
Unilever PLC				517,495		27,831,938
					204,642,237
United States - 10.6%
Amazon.com, Inc.				135,992	[i]	18,179,411
Booking Holdings, Inc.				2,974	[i]	8,835,159
CME Group, Inc.				81,301		16,175,647
Danaher Corp.				38,017		9,696,616
Eli Lilly & Co.				38,412		17,460,175
Enphase Energy, Inc.				23,079	[i]	3,504,085
Exelon Corp.				259,428		10,859,656
Hess Corp.				88,677		13,454,961
Hubbell, Inc.				32,868		10,254,816
Lam Research Corp.				10,205		7,332,190
Linde PLC				59,393		23,203,063
Microsoft Corp.				88,082		29,588,505
NVIDIA Corp.				70,743		33,057,496
The Cooper Companies, Inc.				42,444		16,606,639
The Goldman Sachs Group, Inc.				19,595		6,973,273
					225,181,692
Total Common Stocks (cost $648,293,768)				809,029,714
Description /Number of Contracts	Exercise Price		Expiration Date	Notional Amount ($)		Value ($)
Options Purchased - .8%
Call Options - .0%
Nvidia Corp., Contracts 3,456		550.00	8/18/2023	1,900,800		556,416
Put Options - .8%
Euro Stoxx 50 Price EUR, Contracts 5,502	EUR	4,000	9/15/2023	220,080,000		635,192
S&P 500 Index, Contracts 1,169		4,100	3/15/2024	479,290,000		8,124,550

Description /Number of Contracts	Exercise Price		Expiration Date	Notional Amount ($)	[a]	Value ($)
Options Purchased - .8% (continued)
Put Options - .8% (continued)
S&P 500 Index, Contracts 1,186		4,000	3/15/2024	474,400,000		7,072,118
					15,831,860
Total Options Purchased (cost $33,864,239)				16,388,276

Exchange-Traded Funds - 1.9%
United States - 1.9%
iShares Gold Trust				487,769	[i,j]	18,145,007
iShares Silver Trust				24,897	[i,j]	564,913
SPDR Gold Shares				116,394	[i,j]	21,224,446
Total Exchange-Traded Funds (cost $33,872,166)				39,934,366

Short-Term Investments - 1.6%
Mexico - 1.6%
Mexico Cetes, Treasury Bills (cost $31,364,305)	MXN	11.37	10/3/2024	64,152,096	[b]	33,828,107
Description	1-Day Yield (%)			Shares		Value ($)
Investment Companies - 10.9%
Closed-end Investment Companies - 6.8%
Aquila European Renewables PLC				16,942,038		16,299,299
BBGI Global Infrastructure SA				4,581,649	[f]	8,008,368
Cordiant Digital Infrastructure Fund Ltd.				7,820,129	[d,f]	8,209,417
Greencoat UK Wind PLC				18,901,726		35,513,024
JLEN Environmental Assets Group Ltd. Foresight Group Holdings				3,470,052		4,693,769
Riverstone Credit Opportunities Income PLC				3,871,998		3,368,638
The BioPharma Credit Fund PLC				23,629,116	[f]	19,942,974
The Gresham House Energy Storage Fund PLC				7,086,243		11,658,675
The Hipgnosis Songs Fund Ltd.				11,418,399	[f]	11,444,620
The Renewables Infrastructure Group Ltd.				12,558,940		18,373,968
US Solar Fund PLC				11,891,238		7,539,045
					145,051,797
Registered Investment Companies - 4.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares		5.38		86,121,196	[k]	86,121,196
Total Investment Companies (cost $250,284,970)				231,172,993

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Investment of Cash Collateral for Securities Loaned - 5.7%
Registered Investment Companies - 5.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $121,467,777)	5.38	121,467,777	[k] 121,467,777
Total Investments (cost $2,028,474,891)		101.0%	2,144,752,175
Liabilities, Less Cash and Receivables		(1.0%)	(20,282,313)
Net Assets		100.0%	2,124,469,862

ADR—American Depositary Receipt

ETF—Exchange-Traded Fund

REIT—Real Estate Investment Trust

SPDR—Standard & Poor's Depository Receipt

U.S. T-BILL—U.S. Treasury Bill Money Market Yield

AUD—Australian Dollar

BRL—Brazilian Real

EUR—Euro

GBP—British Pound

IDR—Indonesian Rupiah

MXN—Mexican Peso

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security is a discount security. Income is recognized through the accretion of discount.

c Security issued with a zero coupon. Income is recognized through the accretion of discount.

d Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2023, these securities were valued at $16,316,942 or .77% of net assets.

e Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

f Security, or portion thereof, on loan. At July 31, 2023, the value of the fund’s securities on loan was $144,423,843 and the value of the collateral was $150,167,072, consisting of cash collateral of $121,467,777 and U.S. Government & Agency securities valued at $28,699,295. In addition, the value of collateral may include pending sales that are also on loan.

g The fund held Level 3 securities at July 31, 2023. These securities were valued at $0 or .0% of net assets.

h Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

i Non-income producing security.

j These securities are wholly-owned by the Subsidiary referenced in Note 1.

k Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
Euro-Bond	299	9/7/2023	44,336,351[a]	43,723,817	(612,534)
Hang Seng	161	8/30/2023	20,034,347[a]	20,853,473	819,126
U.S. Treasury 2 Year Notes	22	9/29/2023	4,461,918	4,466,688	4,770
U.S. Treasury 5 Year Notes	53	9/29/2023	5,767,987	5,661,476	(106,511)
U.S. Treasury Long Bond	45	9/20/2023	5,684,572	5,599,688	(84,884)

Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long (continued)
U.S. Treasury Ultra Long Bond	169	9/20/2023	22,852,327	22,344,969	(507,358)
Futures Short
DJ Euro Stoxx 50	2,424	9/15/2023	117,656,391[a]	119,826,852	(2,170,461)
Standard & Poor's 500 E-Mini	664	9/15/2023	150,866,000	153,201,400	(2,335,400)
Gross Unrealized Appreciation				823,896
Gross Unrealized Depreciation				(5,817,148)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to consolidated financial statements.

Options Written
Description/ Contracts	Exercise Price	Expiration Date	Notional Amount	[a]	Value ($)
Call Options:
AstraZeneca PLC, Contracts 76	116.00	9/15/2023	8,816,000	GBP	(108,264)
Muenchener Rueckversicherungs, Contracts 283	360.00	9/15/2023	10,188,000	EUR	(119,174)
Nvidia Corp., Contracts 3,456	600.00	8/18/2023	207,360,000		(138,240)
Shell PLC, Contracts 11	25.00	9/15/2023	275,000	GBP	(2,329)
Put Options:
Anglo American PLC, Contracts 1,033	22.00	9/15/2023	22,975,986	GBP	(683,544)
AstraZeneca PLC, Contracts 150	98.00	8/18/2023	14,700,000	GBP	(11,550)
Euro Stoxx 50 Price EUR, Contracts 5,502	3,800	9/15/2023	209,076,000	EUR	(375,066)
LVMH Moet Hennessy Louis Vuitton SE, Contracts 30	800.00	8/18/2023	2,400,000	EUR	(12,666)
S&P 500 Index, Contracts 943	3,650	3/15/2024	344,195,000		(3,262,780)
S&P 500 Index, Contracts 1,169	3,750	3/15/2024	438,375,000		(4,617,550)
Shell PLC, Contracts 11	22.50	9/15/2023	247,500	GBP	(4,306)
Zoetis, Inc., Contracts 632	150.00	10/20/2023	9,480,000		(44,240)
U.S Treasury Bond September Future, Contracts 515	124.00	8/25/2023	63,860,000		(651,797)

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Options Written
Description/ Contracts	Exercise Price	Expiration Date	Notional Amount	[a]	Value ($)
Total Options Written (premiums received $20,496,899)					(10,031,506)

a Notional amount stated in U.S. Dollars unless otherwise indicated.

EUR—Euro

GBP—British Pound

See notes to consolidated financial statements.

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Barclays Capital, Inc.
Hong Kong Dollar	40,563,081	United States Dollar	5,186,726	8/18/2023	14,986
Euro	12,897,188	United States Dollar	14,281,685	10/16/2023	(47,837)
United States Dollar	1,224,141	Euro	1,090,906	10/16/2023	20,174
Swiss Franc	2,195,933	United States Dollar	2,498,226	8/18/2023	24,972
Mexican Peso	87,256,791	United States Dollar	5,077,262	8/18/2023	116,113
United States Dollar	20,604,368	Mexican Peso	376,334,388	8/18/2023	(1,794,411)
British Pound	5,660,553	United States Dollar	7,309,140	10/16/2023	(43,047)
CIBC World Markets Corp.
Swiss Franc	4,556,921	United States Dollar	5,057,126	8/18/2023	178,924
Hong Kong Dollar	142,395,309	United States Dollar	18,212,284	8/18/2023	48,148
United States Dollar	24,236,830	Hong Kong Dollar	189,535,767	8/18/2023	(68,781)
British Pound	6,757,807	United States Dollar	8,722,723	10/16/2023	(48,154)
South African Rand	428,725,560	United States Dollar	22,074,730	8/18/2023	1,855,205
Euro	11,145,226	United States Dollar	12,375,627	10/16/2023	(75,314)
Citigroup Global Markets Inc.
United States Dollar	4,027,314	Euro	3,643,764	10/16/2023	5,912
United States Dollar	15,991,806	South Korean Won	20,956,781,930	8/18/2023	(467,100)
J.P. Morgan Securities LLC
Swiss Franc	365,431	United States Dollar	414,221	8/18/2023	5,671

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
J.P. Morgan Securities LLC (continued)
United States Dollar	649,376	Danish Krone	4,311,104	9/15/2023	11,474
British Pound	6,089,540	United States Dollar	7,862,317	10/16/2023	(45,560)
RBS Securities, Inc.
Swiss Franc	3,727,193	United States Dollar	4,333,325	8/18/2023	(50,660)
Danish Krone	4,311,104	United States Dollar	622,296	9/15/2023	15,606
State Street Bank and Trust Company
United States Dollar	26,507,223	South African Rand	492,003,977	8/18/2023	(954,688)
United States Dollar	11,258,714	Japanese Yen	1,536,644,048	10/16/2023	326,600
United States Dollar	27,109,124	Australian Dollar	40,560,699	9/15/2023	(180,088)
United States Dollar	74,951,970	Swiss Franc	66,123,527	8/18/2023	(1,026,103)
Mexican Peso	1,004,858,927	United States Dollar	57,289,282	8/18/2023	2,518,202
United States Dollar	86,448,708	Mexican Peso	1,505,677,144	8/18/2023	(3,166,619)
United States Dollar	279,469,500	Euro	253,532,162	10/16/2023	(338,651)
British Pound	4,652,304	United States Dollar	6,037,397	10/16/2023	(65,529)
United States Dollar	341,273,425	British Pound	266,297,394	10/16/2023	(555,668)
United States Dollar	12,030,857	Indonesian Rupiah	182,000,000,000	10/16/2023	(379)
UBS Securities LLC
United States Dollar	3,311,453	Euro	2,935,821	10/16/2023	71,364
South African Rand	34,672,020	United States Dollar	1,779,338	8/18/2023	155,931
Swiss Franc	3,229,359	United States Dollar	3,690,071	8/18/2023	20,566
Hong Kong Dollar	42,281,623	United States Dollar	5,410,481	8/18/2023	11,613
South African Rand	28,606,397	United States Dollar	1,586,844	8/18/2023	9,863
United States Dollar	58,596,010	Australian Dollar	87,528,452	9/15/2023	(293,076)
Gross Unrealized Appreciation					5,411,324
Gross Unrealized Depreciation					(9,221,665)

See notes to consolidated financial statements.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

OTC Total Return Swaps
Received Reference Entity	Paid Reference Entity	Counterparties	Maturity Date	Notional Amount	Unrealized Appreciation ($)
USD Fixed at 0.6	USD - Maturity Barclays NIM3 Index	Barclays Capital, Inc.	11/30/23	62,911,622	6,494,138
USD Fixed at 0.6	USD - Maturity Barclays NIF3 Index	Barclays Capital, Inc.	12/1/23	65,373,205	7,640,691
USD Fixed at 0	USD - Maturity Goldman Sachs Systematic Skew US Series 2S Excess Return Strategy	Goldman Sachs & Co. LLC	2/28/25	87,204,292	252,117
Gross Unrealized Appreciation					14,386,946

See notes to financial statements.

STATEMENT OF INVESTMENTS
BNY Mellon Global Real Return Fund

July 31, 2023 (Unaudited)

The following is a summary of the inputs used as of July 31, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Corporate Bonds	-	207,981,409	-	207,981,409
Equity Securities - Common Stocks	809,029,714	-	-	809,029,714
Exchange-Traded Funds	39,934,366	-	-	39,934,366
Foreign Governmental	-	268,929,841	-	268,929,841
Investment Companies	352,640,770	-	-	352,640,770
U.S. Treasury Securities	-	449,847,799	-	449,847,799
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	5,411,324	-	5,411,324
Futures††	823,896	-	-	823,896
Options Purchased	16,388,276	-	-	16,388,276
Swap Agreements††	-	14,386,946	-	14,386,946
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(9,221,665)	-	(9,221,665)
Futures††	(5,817,148)	-	-	(5,817,148)
Options Written	(10,031,506)	-	-	(10,031,506)

† See Consolidated Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in debt securities excluding short-term investments (other than U.S. Treasury Bills)are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Board.These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a Service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Financial futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of BNY Mellon Investment Adviser, Inc., the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by BNY Mellon Investment Adviser Inc., or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund at July 31, 2023 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of interest rates, foreign currencies, or as a substitute for an investment. The fund is subject to market riskinterest rate risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date. Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Total Return Swaps: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional principal amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the specific reference entity, the fund either receives a payment from or makes a payment to the counterparty, respectively. Total return swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The underlying reference asset could be a security, an index, or basket of investments.

At July 31, 2023, accumulated net unrealized appreciation on investments was $121,860,637, consisting of $243,634,108 gross unrealized appreciation and $121,773,471 gross unrealized depreciation.

At July 31, 2023, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.